Filed pursuant to 497(e)

File Nos. 333-259162 and 811-23696

 STATEMENT OF ADDITIONAL INFORMATION

Popular Total Return Fund, Inc.

Popular High Grade Fixed-Income Fund, Inc.

Popular Income Plus Fund, Inc.

209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918 ● Phone No. (787) 754-4488

This combined Statement of Additional Information (“SAI”) of Popular Total Return Fund, Inc. (“Total Return Fund”), Popular High Grade Fixed-Income Fund, Inc. (“High Grade Fund”) and Popular Income Plus Fund, Inc. (“Income Plus Fund”) (each, a “Fund” and collectively, the “Funds”) is not a prospectus and should be read in conjunction with the applicable prospectus of High Grade Fund and Income Plus Fund, dated October 28, 2024, and Total Return Fund’s prospectus, dated July 25, 2025, as they may be amended or supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”), which have been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.popularfunds.com. The Prospectuses are incorporated by reference into this SAI, and the parts of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectus. The portions of this SAI that do not relate to a given Fund do not form a part of the Fund’s SAI, have not been incorporated by reference into the Fund’s Prospectus and should not be relied upon by investors in the Fund.

The fiscal year end for the Total Return Fund is March 31, and the fiscal year end for the High Grade Fund and Income Plus Fund is June 30.

The Total Return Fund’s audited financial statements and the independent auditor’s report for the period ended March 31, 2025 are incorporated herein by reference to the Total Return Fund’s Annual Report. The Total Return Fund’s audited financial statements and the independent auditor’s report for the period ended March 31, 2024 are incorporated herein by reference to the Total Return Fund’s Annual Report.

The High Grade Fund’s audited financial statements and the independent auditor’s report for the period ended June 30, 2024 are incorporated herein by reference to the High Grade Fund’s Annual Report. The High Grade Fund’s audited financial statements and the independent auditor’s report for the period ended June 30, 2023 are incorporated herein by reference to the High Grade Fund’s Annual Report.

The Income Plus Fund’s audited financial statements and the independent auditor’s report for the period ended June 30, 2024 are incorporated herein by reference to the Income Plus Fund’s Annual Report . The Income Plus Fund’s audited financial statements and the independent auditor’s report for the period ended June 30, 2023 are incorporated herein by reference to the Income Plus Fund’s Annual Report.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”) or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Fund and Share Class	Ticker Symbol
TOTAL RETURN FUND
Class A Shares	TRAFX
Class C Shares	TRCFX
Class I Institutional Shares
HIGH GRADE FUND
Class A Shares	PHGFX
Class I Institutional Shares
INCOME PLUS FUND
Class A Shares	IPLFX
Class C Shares	IPLXC
Class I Institutional Shares

Popular Asset Management LLC — Manager

Popular Securities, LLC — Distributor

The date of this Statement of Additional Information is July 25, 2025.

Table of Contents

Description of Certain Investments, Investment Techniques and Investment Risks	4
Description of Certain Investments of the Funds	4
Certain Investment Techniques Used by the Funds	15
Information on Directors and Executive Officers	21
Biographical Information of Directors and Officers	23
Share Ownership	25
Compensation of Directors	25
Management, Advisory and Other Service Arrangements	29
Investment Advisory Agreement	29
Information Regarding the Portfolio Managers	30
Administration Agreement	35
Auditing Services	37
Custodian	37
Transfer Agent and Dividend Disbursing Agent	37
Distributor	38
Pricing of Shares	41
Computation of Offering Price Per Share	41
Portfolio Transactions and Brokerage	42
Portfolio Turnover	45
Taxation	45
Puerto Rico Taxation of the Fund	47
Puerto Rico Taxation of Fund Shareholders	47
United States Taxation of the Fund	49
United States Taxation of Qualifying Investors	50
Proxy Voting Policies	53
Portfolio Holdings Disclosure Policies and Procedures	53
Financial Statements	55
Additional Information	55
Appendix A	A-1
Appendix B	B-1

History of the Funds

Total Return Fund was incorporated under the laws of Puerto Rico on January 31, 2001 and commenced operations on March 27, 2001. Total Return Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 2,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

High Grade Fund was incorporated under the laws of Puerto Rico on August 13, 2002 and commenced operations on September 24, 2002. High Grade Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 2,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

Income Plus Fund was incorporated under the laws of Puerto Rico on May 21, 2007 and commenced operations on June 27, 2007. Income Plus Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 5,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

Investment Objectives and Policies

Each Fund has distinct investment objectives and policies. Please see each Fund’s Prospectus for more information about each Fund’s investment objective and policies. Additional information regarding the Fund’s investment objective and policies is included below.

Each Fund is classified as non-diversified under the Investment Company Act.

In implementing each Fund’s investment strategy, from time to time, Popular Asset Management LLC, each Fund’s investment manager (the “Adviser”), may consider and employ techniques and strategies designed to minimize and defer the U.S. federal income taxes which may be incurred by shareholders in connection with their investment in such Fund.

Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s SAI.

The Funds are designed solely for Puerto Rico Investors (as defined in the Prospectus in the section entitled “Taxation”). The tax treatment of the Funds differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code). The Funds do intend to qualify as RICs and non-Puerto Rico Investors may suffer adverse consequences as a result.

Regulation Regarding Derivatives

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

Additionally, Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund, such as short sale borrowings and reverse repurchase agreements or similar financing transactions, and certain transactions entered into on a when-issued, delayed delivery or forward commitment basis (for purposes of this section, “Derivatives Transactions”). Unless a Fund qualifies as a “limited derivatives user” as defined under Rule 18f-4 (a “Limited Derivatives User”), the Fund will (i) appoint a derivatives risk manager, (ii) maintain a derivatives risk management program designed to identify, assess, and reasonably manage the risks associated with derivatives transactions; (iii) comply with certain value-at-risk (“VaR”)-based leverage limits; and (iv) comply with certain Board reporting and recordkeeping requirements. (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level.)

If a Fund qualifies as a Limited Derivatives User, it is excepted under Rule 18f-4 from the requirements to appoint a derivatives risk manager, adopt a derivatives risk management program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements. Rather, a Fund that qualifies as a Limited Derivatives User will maintain policies and procedures reasonably designed to manage its derivatives risks and will be subject to risk limits and guidelines with respect to its execution of Derivatives Transactions in accordance with Rule 18f-4.

Pursuant to Rule 18f-4, when a Fund enters into reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Investment Restrictions

Each Fund has adopted restrictions and policies relating to investment of the Fund’s assets and activities. Certain of the investment restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

1. Concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.

2. Borrow money, except as permitted under the Investment Company Act.

3. Issue senior securities to the extent such issuance would violate the Investment Company Act.

4. Purchase or hold real estate, except that each Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and each Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6. Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7. Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of each Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to a Fund’s industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when a Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).

The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit each Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, a fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Description of Certain Investments, Investment Techniques and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that one or more of the Funds may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in each Fund’s Prospectus under “More Information About the Fund Investment Strategies.”

Description of Certain Investments of the Funds

Asset-Backed Securities

Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

The Fund may invest in certificates of deposit, time deposits and bankers’ acceptances issued by U.S. or Puerto Rico banks and in dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. branches of foreign banks. Certificates of deposit (“CDs”) are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time and normally can be traded in the secondary market prior to maturity. The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if these limits are exceeded. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time. Time deposits which may be held by the Fund will not benefit from Federal Deposit Insurance Corporation insurance. Generally, a banker’s acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term, unsecured promissory notes issued by banks, municipalities, corporations and other entities to finance their short-term credit needs.

With respect to Total Return Fund, the commercial paper purchased by the Fund will consist only of U.S. dollar denominated direct obligations issued by Puerto Rico or U.S. entities or the U.S. or Puerto Rico subsidiaries of foreign entities.

The Funds may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody’s, or A-1 or A-2 by S&P, or F-1 or F-2 by Fitch. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

Convertible Securities (Total Return Fund)

The Fund may invest in convertible securities that are rated as investment grade or, if unrated, are deemed to be of comparable quality by the Fund’s Adviser. Investment grade securities rated in the lowest investment grade category are considered to have some speculative characteristics, and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which the Fund may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Credit Default Swaps (Income Plus Fund)

The Fund intends to enter into CDSs as long as the aggregate market value of the CDSs outstanding at any time does not exceed 10% of the Fund’s total assets. CDSs are an efficient way to provide Puerto Rico investors with exposure to the United States corporate debt market.

A CDS is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event, such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit, while the swap is outstanding. A seller of a CDS is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a CDS contract, however, would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer. The Fund will act as a net seller of credit default risks and receive the periodic fees in exchange for taking the contingent credit risk. Although the Fund may act sometimes as a buyer of credit default risk for hedging or risk management purposes, the Fund’s aggregate exposure to the credit default market will be as a seller of credit default risk.

In accordance with United States generally accepted accounting principles, as currently in effect from time to time, the Fund will accrue the periodic fees on CDSs on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount will be recorded as realized gain/loss on CDSs on its Statement of Operations. Net unrealized gains will be recorded as an asset and net unrealized losses will be reported as a liability on the Statement of Assets and Liabilities. The change in value of the swaps is accrued daily and reported as unrealized gains or losses on the Statement of Operations. However, for purposes of dividend distributions the Fund’s periodic swap payments are included in net investment income. The International Swap and Derivatives Association (“ISDA”) has produced standardized documentation for these transactions under the umbrella of the ISDA Master Agreement.

CDSs may involve additional risks than if the Fund invested in the debt obligations of an issuer directly. CDS are subject to liquidity and counterparty risk in addition to credit risk of the underlying issuer. If there is a default by the counterparty to the CDS, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The Fund intends to implement strict procedures to control counterparty risks by entering into CDSs only with counterparties that meet certain standards of creditworthiness.

The Fund will generally seek to invest in CDSs involving an index or a basket of a broad number of issuers. Although the Fund may enter into any of the aforementioned CDSs, initially, the Fund intends to enter into CDSs based on the Dow Jones CDX Index for North America, known as the Dow Jones CDX.NA.IG Index (the “IG Index”), which has varying maturities ranging from one year to ten years. The IG Index is composed of 125 investment grade entities domiciled in North America, distributed among five sub-sectors. Each IG Index series will begin on September 20 (or the next business day in the event that September 20 is not a business day) and March 20 (or the next business day in the event that March 20 is not a business day) of each calendar year (each such date a “Roll Date”); provided that if a majority of index participants vote to change the Roll Date, the Roll Date shall be the day designated by such majority. The removal of names from a current IG Index and the determination of the IG Index will be administered by the administrator of the index based upon the rules and procedures of the index.

The Fund may also enter into CDSs based on subsets or tranches of an index or a basket of a broad number of issuers. A CDS tranche provides exposure to the risk of a particular amount of loss on a portfolio of companies. In the IG Index, there are currently six tranches. The 0-3% tranche, known as the equity tranche, absorbs the first 3% of losses on the index due to credit events. The 3-7% tranche, known as a mezzanine tranche, incurs the following 4% of losses on the index. Further losses are absorbed by the 7-10%, 10-15%, 15-30% and 30-100% tranches. In addition to selling credit protection by investing in CDSs of indices, basket of companies or tranches, the Fund may buy credit protection on single name Credit Default Swaps as a means to manage risk.

The liquidity risks associated with CDSs are reduced by entering into contracts involving a well-known index such as the IG Index. There is a very large and liquid market for CDSs based on indices with most major brokerage houses trading this or similar instruments.

Debt Securities

The Fund may invest in debt securities (i.e., debt instruments issued by corporations, banks and other entities) with maturities exceeding 270 days. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of Puerto Rico or U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil, among other factors.

Floating and Variable Rate Obligations

The Fund may also purchase certain types of floating and variable rate securities. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. The interest payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on floating rate obligations, whenever there is a change in the market rate of interest on which the interest rate payable is based. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. These obligations frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay, at its discretion, principal plus accrued interest, in each case after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate securities held by the Fund.

Indexed Securities

The Fund may invest in securities on which the rate of interest varies directly with interest rates on other securities or an index. Such investments may have increased volatility and a potential leveraging effect. The market value of an indexed security will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in market interest rates.

Because the interest rate paid to holders of residual components is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to residual component holders will decrease as the auction component’s rate increases and increase as the auction component’s rate decreases. Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Forward Commitments

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Fund either (1) holds, and maintains until the settlement date in a segregated account, cash or high grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Illiquid Securities (High Grade; Income Plus Fund)

The Funds may invest up to 15% of their net assets in illiquid securities--securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by a Fund.

However, the Income Plus Fund does not intend to invest in illiquid securities other than Puerto Rico illiquid securities. Over-the-counter (“OTC”) options and their underlying collateral are currently considered to be illiquid investments. The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written. The assets used as cover for OTC options written will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Mortgage-backed Securities

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the investment adviser believes may assist the Fund in achieving its investment objective.

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

With respect to each Fund, only mortgage-backed securities issued by financial institutions operating in Puerto Rico, which securities represent pools of mortgages executed on properties located in Puerto Rico will constitute Puerto Rico Assets (as defined and used in the Fund’s prospectus). Such mortgage-backed securities may be issued or guaranteed by one of the agencies described below, or may have the features discussed below. Not all of the types of securities described below are available in Puerto Rico.

Specified Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities constituting derivative instruments such as interest-only obligations (“IOs”), principal-only obligations (“POs” and, together with IOs, other than IOs and POs that are planned amortization class bonds, “PAC Bonds”), or inverse floating rate obligations or other types of mortgage-backed securities that may be developed in the future and that are determined by the Adviser to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations (collectively, “Specified Mortgage-Backed Securities”). The Fund will invest in Specified Mortgage-Backed Securities only when the Adviser believes that such securities, when combined with the Fund’s other investments, would enable the Fund to achieve its investment objective and policies.

Stripped mortgage-backed securities (“SMBSs”) are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of mortgage assets. SMBSs may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

An IO is an SMBS that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying mortgage assets; a PO is an SMBS that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying mortgage assets. The Adviser believes that investments in POs may facilitate its ability to manage the price sensitivity of the Fund to interest rate changes. Generally, the yields to maturity on both IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets of an IO class of mortgage-backed security held by the Fund experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in such securities even though the securities are rated in the highest rating category. The Adviser believes that, since principal amortization on PAC Bonds is designed to occur at a predictable rate, IOs and POs that are PAC Bonds generally are not as sensitive to principal prepayments as other IOs and POs.

Mortgage-backed securities that constitute inverse floating rate obligations are mortgage-backed securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate mortgage-backed security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate mortgage-backed security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations are subject to greater risk of fluctuation than other mortgage-backed securities, and such fluctuations could adversely affect the ability of the Fund to achieve its investment objective and policies.

The yields on Specified Mortgage-Backed Securities may be more sensitive to changes in interest rates than Puerto Rico GNMA, Fannie Mae or Freddie Mac Mortgage-Backed Securities. While the Advisers will seek to limit the impact of these factors on the Fund, no assurance can be given that they will achieve this result.

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities’ right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities. These are mortgage-backed securities issued by a nongovernmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations

CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a “tranche,” is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments of the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities of final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs

A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Risk Factors. Due to the possibility of prepayment of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

With respect to Income Plus Fund, REMICs are not available in Puerto Rico and do not qualify as Puerto Rico Assets.

Mortgage Dollar Roll Transactions

In order to enhance current income, the Fund may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, the Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for the Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by the Fund.

Municipal Bonds, Industrial Development Bonds and Private Activity Bonds

Municipal bonds are debt obligations issued to obtain Funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue bonds are payable only from the revenues derived from a particular source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public corporations. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public corporations to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

The Fund does not presently intend to concentrate their investments, e.g., invest a relatively high percentage of their assets in debt obligations issued or guaranteed by the Commonwealth of Puerto Rico and/or its political subdivisions, agencies, public corporations or instrumentalities (such as revenue bonds) issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multi-family housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. That limitation may in the future be changed by a Fund’s Board of Directors. Any future determination to allow concentration of a Fund’s investments may make the Fund more susceptible to similar economic, political, or regulatory occurrences.

Municipal Lease Obligations

Municipal lease obligations are government securities that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by municipalities and public corporations to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely repayment of principal and payment of interest, even in the event of a failure by the municipality to appropriate sufficient Funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Participation Interests

The Fund may invest in participation interests in fixed and variable rate securities. A participation interest gives the Fund an undivided interest in a security or asset owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying security or asset, or to maintain the Fund’s portfolio in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The investment adviser will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Preferred Stock

The Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth in value may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. High Grade and Income Plus Fund will not invest in preferred stock convertible into shares of common stock.

Puerto Rico Government Obligations

The Fund may invest in securities issued or guaranteed by the Commonwealth of Puerto Rico or its agencies and instrumentalities. Such securities include Puerto Rico government securities, such as bills, notes, bonds and certificates of indebtedness, which differ in their interest rates, maturities and times of issuance, and issues of Puerto Rico agencies and instrumentalities established under the authority of an act of the Puerto Rico Legislature. These securities may bear fixed, floating or variable rates of interest, subject to the limitations established in the investment guidelines for the Fund. See “Floating and Variable Rate Obligations” herein. While the Commonwealth of Puerto Rico may provide financial support to some Puerto Rico agencies or instrumentalities, no assurance can be given that it will always do so, since it is not always so obligated by law.

Income Plus Fund will invest in such securities only when such securities meet the rating requirements established under the guidelines adopted by the Board (defined below) and when the investment adviser deems such investment to be consistent with the Fund’s investment objective and policies.

Real Estate Investment Trust (“REITs”) (Total Return Fund)

REITs are entities that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with the regulatory requirement that it distribute to its shareholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Repurchase Agreements

The Total Return Fund and the High Grade Fund intend to, and the Income Plus Fund may, invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (as described below) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Such original seller may be (a) a broker-dealer or other financial institution or (b) a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, so that the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. With respect to Total Return Fund, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for a Fund to execute certain investment strategies.

Reverse Repurchase Agreements (High Grade Fund; Income Plus Fund)

The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities to a counterparty, coupled with an agreement to repurchase them from the counterparty at a specific date and price. The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Pursuant to 1940 Act Rule 18f-4, when a Fund enters into reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

U.S. Government Securities

The Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements or reverse repurchase agreements, as applicable, secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. Government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. Government, would have a negative impact on the Funds’ investments in U.S. Government securities.

When-Issued and Delayed Delivery Transactions (High Grade; Income Plus Fund)

The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the investment adviser anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Fund’s custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a weekly basis to the amount of the Fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund’s payment obligation).

Zero Coupon Obligations

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have a greater price volatility than similar securities that are issued at par and pay interest periodically.

Certain Investment Techniques Used by the Funds

A Fund may utilize investment techniques described below.

Temporary Defensive Position

In general, if a Fund takes a temporary defensive position as described in the Information on Short-Term Securities and Temporary Defensive Measures section of the Prospectuses, that position may be inconsistent with its principal investment goal(s) and/or strategies and may include temporarily investing (partially or extensively) in cash and cash equivalents (e.g., short-term money market securities such as prime-rated commercial paper, certificates of deposit, variable rate demand notes or repurchase agreements).

Stock Index Options (Total Return Fund)

The Fund may purchase and write put and call options on stock indices listed on U.S. securities exchanges for the purpose of hedging against risks of market-wide price movements affecting the equity portion of its portfolio. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the applicable investment adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

When the Fund writes an option on a stock index, it will establish a segregated account with the Fund’s custodian, with which the Fund will deposit cash or cash equivalents or a combination of both in the amount equal to the market value of the option, and will maintain such account while the option is open.

The Fund will engage in stock index options transactions only when determined by the Adviser to be consistent with the Fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

Futures, Forwards and Hedging Transactions

The Fund may use a variety of financial instruments (“Derivative Instruments”), including options on securities, financial futures contracts (sometimes referred to as “futures” or “futures contracts”), options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge the Fund’s investment portfolio. In addition to hedging, the Fund may also invest in Derivative Instruments for income enhancement purposes, including enhancing portfolio returns and reducing borrowings costs. The investment in Derivative Instruments for income enhancement purposes subjects the Fund to substantial risk of losses that may not be offset by gains on other portfolio assets.

Cover for Hedging Strategies

Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or swap agreements or (2) cash and other liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with applicable regulatory guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise set aside cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Options and Futures Trading

The Fund may engage in certain options (including options on securities, equity and debt indices, and futures strategies) in order to hedge its investments as well as for income enhancement purposes. There is no limit on the amount of these transactions that may be entered into for bona fide hedging purposes. For non-hedging purposes, the Fund may enter into such transactions if, immediately after the transactions, the sum of the initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes does not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on such transactions. Certain special characteristics of and risks with these strategies are discussed below.

Characteristics and Risks of Options Trading

The Fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the Fund wished to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same-series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may write a call or put option of the same series. This is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index or futures contract and the market value of the option.

In considering the use of options to hedge, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Fund’s investment adviser to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

Writing Covered Options

The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. By writing a put, the Fund may be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

Purchasing Options

The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any profit on the sale in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of any offsetting sale of an identical option prior to the expiration of the option it has purchased.

In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase.

Options

The Fund is authorized to engage in transactions in options. The Fund may purchase or write put and call options on bond indices to hedge against the risk of market wide bond price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in bond index options based on a broad market index or based on a narrow index representing an industry or market segment.

The Fund also has authority to purchase and write call and put options on bond indices. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investment) in which the Fund enters into futures transactions. Similarly, the Fund may purchase call options to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

Swaps and Interest Rate Protection Transactions

The Fund may enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund will engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolios to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively manage the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment.

The Fund may enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the investment adviser and the Fund believe such obligations do not constitute debt securities and, accordingly, will not treat them as being subject to its borrowing restrictions.

The Fund will enter into such transactions only with banks and recognized securities dealers believed by the investment adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Guidelines, Characteristics and Risks of Futures Trading

Although futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it buys and sells futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances will be adjusted weekly to reflect unrealized gains and losses on open contracts. If the price of an open futures position declines so that the Fund has market exposure on such contract, the broker will require the Fund to deposit variation margin. If the value of an open futures position increases so that the Fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the Fund.

Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses.

Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirement in the futures market is less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or security price trends by the investment adviser may still not result in a successful transaction.

Options on Future Contracts

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected. Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

Combined Transactions

The Fund may enter into multiple futures transactions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of its investment adviser, it is in the best interests of the Fund to do so. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on the judgment of the investment adviser that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

Information on Directors and Executive Officers

Overall responsibility for management and supervision of each Fund rests with each Fund’s Board of Directors (each, a “Board” and together, the “Boards”). Each Board consists of three individuals (each, a “Director”) and the same individuals serve on the Board of each Fund. Currently, all Directors are not “interested persons” of the Funds within the meaning of the 1940 Act. The Directors approve the terms and conditions of all significant agreements between each Fund and the companies that furnish services to the Fund, including agreements with the Adviser, the Administrator, the Distributor, the Custodian (as defined herein) and the Transfer Agent (as defined herein) of each Fund. The day-to-day operations of each Fund are delegated to the Fund’s Administrator.

All transactions and agreements between each Fund and its affiliates are subject to the approval of the independent directors of the Fund’s Board.

Leadership Structure and Oversight Responsibilities of the Boards

Each Board is responsible for overseeing the Adviser’s management and operations of the Fund pursuant to the Advisory Agreement (as defined below). Directors also have significant responsibilities under the federal securities laws. Among other things, they

●	oversee the performance of the Fund;

●	monitor the quality of the advisory services provided by the Adviser;

●	review annually the fees paid to the Adviser for its services;

●	monitor potential conflicts of interest between the Fund and the Adviser;

●	monitor distribution activities, custody of assets and the valuation of securities; and

●	oversee the Fund’s compliance program.

In performing their duties, Directors receive detailed information about the Fund and the Adviser on a regular basis, and meet at least quarterly with management of the Adviser to review reports relating to the Fund’s operations. The Directors’ role is to provide oversight and not to provide day-to-day management.

The Directors and their immediate family members have no affiliation or business connection with the Adviser, the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Fund’s principal underwriter.

Enrique Vila del Corral is the Chairman of the Boards. Each Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility to the Audit Committee in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. Each Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Risk Oversight by the Boards

As mentioned above, each Board oversees the management of the respective Fund and meets at least quarterly with management of the Adviser to review reports and receive information regarding the Fund’s operations. Risk oversight relating to the Funds is one component of the Boards’ oversight and is undertaken in connection with the duties of the Boards. As described below, each Fund’s Audit Committee assists its Board in overseeing the work of the independent registered public accountants Each Board receives reports from the Audit Committee regarding the Audit Committee’s area of responsibility and, through those reports and its interactions with management of the Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Adviser’s risk management process. In addition, each Board receives information regarding, and has discussions with senior management of the Adviser about, the Adviser’s risk management systems and strategies. The Funds’ Chief Compliance Officer (“CCO”) reports to the Boards at least quarterly regarding compliance and legal risk concerns. In addition to quarterly reports, the CCO provides annual reports to the Boards in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the Independent Directors. The CCO updates the Boards on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Boards regarding any problems associated with the Funds’ compliance policies and procedures that could expose the Funds to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards.

Each Board has one (1) standing Committee: an Audit Committee. The Chairman of the Audit Committee is an Independent Director.

The role of the Chairman of the Boards is to preside at all meetings of the Boards and to act as a liaison with service providers, officers, attorneys and other Directors generally between meetings. The Chairman of the Audit Committee performs a similar role with respect to the Audit Committee. The Chairman of the Boards or the Chairman of the Audit Committee may also perform such other functions as may be delegated by the Boards or the Audit Committee from time to time. The Boards have regular meetings four times a year, and may hold special meetings if required before their next regular meeting. The Audit Committee meets regularly to conduct the oversight functions delegated to the Audit Committee by its Board and reports its findings to the Board. Each Board and each standing Audit Committee conducts annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate responsibility to the Audit Committee and the full Board to enhance effective oversight.

The Board of each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the Investment Company Act, Puerto Rico law, state law, other applicable laws, the Funds’ charters, and each Fund’s investment objective and strategies. Each Board reviews, on an ongoing basis, its Fund’s performance, operations and investment strategies and techniques. Each Board also conducts reviews of the Adviser and its role in running the operations of each Fund.

Audit Committee. The members of the Audit Committee of each Fund (each, an “Audit Committee”) are Enrique Vila del Corral, Jorge Vallejo and Carlos Perez, all of whom are Independent Directors. The principal responsibilities of each Audit Committee are to approve, and recommend to its full Board for approval, the selection, retention, termination and compensation of the Total Return Fund’s independent auditors and the High Grade Fund and Income Plus Fund’s independent registered public accountants and to oversee the work of the independent auditors and independent registered public accountants. The Audit Committee met one (1) time during each Fund’s most recent fiscal year.

Biographical Information of Directors and Officers

Certain biographical and other information relating to the Directors and Officers of the Funds is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the Popular complex (the “Popular Family of Funds”) and any currently held public company and other investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years	Number of Investment Portfolios in the Popular Family of Funds Overseen	Public Company and Other Investment Company Directorships Held by Director During the Past Five Years
		Independent Directors
Enrique Vila del Corral Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926 (1945)	Director (since 2001)	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds; Director of V. Suarez Group of Companies.	4	7
Jorge Vallejo Vallejo &Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director (since 2001)	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.	4	7
Carlos Pérez Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director (since 2001)	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Director of the “Administración de Servicios de Salud de Puerto Rico” from 2001 to 2009; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	4	None

Certain biographical and other information relating to the executive officers of the Funds who are not Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years
Angel Rivera Garcia. [1,2] Banco Popular de Puerto Rico, 208 Ponce de León Ave., Popular Center, North Tower. 4th Floor, San Juan, Puerto Rico 00918 (1977)	President (since 2023)	Angel M. Rivera has over 20 years of investment portfolio management and financial services experience. Prior to joining Popular Asset Management LLC as Subsidiary President in 2023, Mr. Rivera spent the last 7 years working in the Corporate Treasury of Popular, Inc. responsible for managing the investment portfolio and wholesale funding for the holding company and its subsidiaries. He also serves as portfolio manager for various Puerto Rico investment companies advised and co-advised by the Advisor. Before that, he worked as Fixed Income Portfolio Manager for Popular Asset Management, then a division of Banco Popular of Puerto Rico. Mr. Rivera holds an MBA from Northwestern University-Kellogg School of Management, BBA from the University of Puerto Rico, and the Chartered Financial Analyst and Financial Risk Manager designations.
Antonio J. Santos, Esq.[2] Pietrantoni Méndez & Álvarez LLC, 208 Ponce de León Ave., Popular Center, 19th Floor, San Juan, Puerto Rico 00918 (1961)	Secretary (since 2025)	Mr. Santos is a founding member of Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund. Mr. Santos’ practice focuses on project development and finance, real estate and secured commercial transactions. Mr. Santos also has substantial experience as counsel of investment companies and matters related to venture capital fund formation and offerings by Puerto Rico open-end and closed-end investment companies. Prior to founding Pietrantoni Mendez & Alvarez LLC, Mr. Santos worked as a staff attorney at the U.S. Securities & Exchange Commission in Washington, D.C.
James A. Gallo[2] Senior Principal Consultant, Fund Officers ACA Group 190 Middle Street, Suite 301, Portland, ME 04101 (1964)	Treasurer (since 2022)	Mr. Gallo has served as Treasurer and Principal Financial Officer of each of the Popular Family of Funds since December 2022. Mr. Gallo has been a Senior Principal Consultant of Foreside Management Services LLC, since May 2022. Prior to working at Foreside, Mr. Gallo was a Director of Fund Services, Bank of New York Mellon from 2002 to 2021.
Jerald F. Wirzman SS&C 1290 Broadway, Suite 100 Denver, Colorado 80203 (1963)	Chief Compliance Officer (since 2024)	Mr. Wirzman has been the Chief Compliance Officer for the Fund since 2024. Mr. Wirzman currently serves as Associate Director at SS&C Registered Fund Services. Prior to joining SS&C/ALPS in 2021, Mr. Wirzman served as Director of Compliance of Prudential Insurance Company of America beginning in February 2007. During his time at Prudential, Mr. Wirzman served as the Chief Compliance Officer to the Prudential Retirement and Annuity Company’s Registered Insurance Retirement Products. Prior to Prudential, Mr. Wirzman was a Vice President of Compliance at Goldman Sachs Asset Management and Goldman Sachs Hedge Fund Strategies.

[1]	Such director or officer is an affiliated person of the Fund’s Adviser.

[2]	Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

The Board of each Fund has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of such Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accountants, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Popular Family of Funds (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Based on the brief discussion of the specific experience, qualifications, attributes or skills of each Director set forth above, the Boards have concluded that he or she should serve (or continue to serve) as a Director.

Share Ownership

Information relating to each Director’s share ownership in each Fund and in all registered investment companies advised or co-advised by the Adviser that are currently overseen by the respective Director (“Supervised Funds”) as of December 31, 2024 is set forth in the chart below.

Name	Dollar Range of Equity Securities in Total Return Fund	Dollar Range of Equity Securities in High Grade Fund	Dollar Range of Equity Securities in Income Plus Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Independent Directors:
Enrique Vila del Corral	None	None	None	None
Carlos Perez	$10,001 – $50,000	None	None	$10,001 – $50,000
Jorge Vallejo	$50,001 – $100,000	None	None	$50,001 – $100,000

As of December 31, 2024, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities of each Fund’s Adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Management Ownership

As of June 30, 2025, the Directors and officers of the Funds, both individually and as a group, owned less than 1% of any class of shares  of the Total Return Fund, and less than 1% of any class of shares of the High Grade or Income Plus Funds.

Compensation of Directors

No officer, director or employee of the Adviser or of any affiliate thereof receives any compensation from a Fund for serving as an officer or director of the Fund. Each Fund will pay each director who is not an officer, director or employee of the Adviser or an affiliate thereof a fee of $1,000 per meeting attended, together with such director’s actual travel and out-of-pocket expenses relating to attendance at meetings.

The following table sets forth the aggregate compensation paid by the Total Return Fund to its non-affiliated directors for the fiscal year ended March 31, 2025 and the total compensation paid to such persons by all investment companies advised by the Adviser for the calendar year ended December 31, 2024. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Non-Affiliated Director	Aggregate Compensation from Total Return Fund	Total Compensation from all Funds Advised or Co-Advised by Adviser
Enrique Vila del Corral	$5,000.00	$80,000.00
Carlos Perez	$5,000.00	$19,000.00
Jorge Vallejo	$5,200.00	$62,400.00

The following table sets forth the aggregate compensation paid by the High Grade Fund to its non-affiliated directors for the fiscal year ended June 30, 2024 and the total compensation paid to such persons by all investment companies advised by the Adviser for the calendar year ended December 31, 2024. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Non-Affiliated Director	Aggregate Compensation from High Grade Fund	Total Compensation from all Funds Advised or Co-Advised by Adviser
Enrique Vila del Corral	$5,000.00	$80,000.00
Carlos Perez	$5,000.00	$19,000.00
Jorge Vallejo	$5,200.00	$62,400.00

The following table sets forth the aggregate compensation paid by the Income Plus Fund to its non-affiliated directors for the fiscal year ended June 30, 2024 and the total compensation paid to such persons by all investment companies advised by the Adviser for the calendar year ended December 31, 2024. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Non-Affiliated Director	Aggregate Compensation from Income Plus Fund	Total Compensation from all Funds Advised or Co-Advised by Adviser
Enrique Vila del Corral	$5,000.00	$80,000.00
Carlos Perez	$5,000.00	$19,000.00
Jorge Vallejo	$5,200.00	$62,400.00

Indemnification of Directors

Each Fund has obtained directors’ and officers’ liability insurance for its directors and officers. Each Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. Each Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Funds or their shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Control Persons and Principal Holders of Securities

Generally, a shareholder who beneficially owns more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund, as such term is defined in the 1940 Act, and may have significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders.

The following tables contain information about persons who own beneficially 25% or more of a Fund’s outstanding shares (control persons) as of July 3, 2025. As of the date of this SAI there are no Class I Institutional Shares outstanding.

Total Return Fund

Name & Address	Percent of Ownership	Type of Ownership
National Financial Services LLC 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	Class A 66.20%	Dealer
Pershing LLC 1 Pershing Plz., Fl 10th Jersey City, NJ 07399	Class C 99.09%	Dealer

High Grade Fund

Name & Address	Percent of Ownership	Type of Ownership
National Financial Services LLC 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	Class A 56.21%	Dealer
Pershing LLC 1 Pershing Plz., Fl 10th Jersey City, NJ 07399	Class A 26.55%	Dealer

Income Plus Fund

Name & Address	Percent of Ownership	Type of Ownership
National Financial Services LLC 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	Class A 74.43%	Dealer
National Financial Services LLC 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	Class C 42.27%	Dealer
Pershing LLC 1 Pershing Plz., Fl 10th Jersey City, NJ 07399	Class C 54.99%	Dealer

To the knowledge of each Fund, the following entities owned of record or beneficially 5% or more of a class of the Fund’s shares as of July 3, 2025 (principal holders):

Total Return Fund

Share Class	Owner & Address	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E. Jacksonville, FL 32246	11.91%
Class A	National Financial Services LLC 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	66.20%
Class A	Pershing LLC 1 Pershing Plz., Fl 10th Jersey City, NJ 07399	20.92%
Class C	Pershing LLC 1 Pershing Plz., Fl 10th Jersey City, NJ 07399	99.09%

High Grade Fund

Share Class	Owner & Address	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E. Jacksonville, FL 32246	10.90%
Class A	National Financial Services LLC 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	56.21%
Class A	UBS Financial Services 200 Park Ave., FL 11th New York, NY 10166	5.44%
Class A	Pershing LLC 1 Pershing Plz., Fl 10th Jersey City, NJ 07399	26.55%

Income Plus Fund

Share Class	Owner & Address	% of Share Class Held
Class A	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E. Jacksonville, FL 32246	11.34%
Class A	National Financial Services LLC 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	74.43%
Class A	Pershing LLC 1 Pershing Plz., Fl 10th Jersey City, NJ 07399	9.97%
Class C	National Financial Services 499 Washington Blvd., Fl 5 Jersey City, NJ 07310	42.27%
Class C	Pershing LLC 1 Pershing Plz., Fl 10th Jersey City, NJ 07399	54.99%

Management, Advisory and Other Service Arrangements

Investment Advisory Agreement

Popular Asset Management LLC, a wholly-owned subsidiary of Popular, Inc., acts as the investment adviser of the Funds pursuant to an investment advisory agreement with each Fund (each, an “Advisory Agreement”). Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding each Fund’s assets. The Adviser currently acts as investment adviser or co-investment adviser to several other Puerto Rico investment companies and as of June 30, 2025, managed or co-managed approximately $3,378,910,148 in assets.  The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754-4488.

Unless earlier terminated as described below, the investment advisory agreement between each Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (1) by the Board of a Fund or by a majority of the outstanding voting securities of such Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

The High Grade Fund and Income Plus Fund compensates the Adviser at the annual rate of 0.50% of the value of the Fund’s average daily total assets, which includes leverage. The Total Return Fund compensates the Adviser at the annual rate of 0.50% of the value of the Fund’s average daily net assets.   “Average daily net assets” means the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund.

The following tables show the investment advisory fees paid to the Adviser and the amounts waived and/or reimbursed by the Adviser with respect to each Fund for the periods indicated:

Total Return Fund

Fees Paid to the Adviser for the Fiscal Year Ended March 31,			Fees Waived by the Adviser for the Fiscal Year Ended March 31,			Fees Reimbursed by the Adviser for the Fiscal Year Ended March 31,
2023	2024	2025	2023	2024	2025	2023	2024	2025
$389,570.00	$362,366.00	$357,619	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

High Grade Fund

Fees Paid to the Adviser for the Fiscal Year Ended June 30,			Fees Waived by the Adviser for the Fiscal Year Ended June 30,			Fees Reimbursed by the Adviser for the Fiscal Year Ended June 30,
2022	2023	2024	2022	2023	2024	2022	2023	2024
$427,222.00	$445,697.00	$360,087.00	$15,518.00	$159,664.00	$36,009.00	$0.00	$0.00	$0.00

Income Plus Fund

Fees Paid to the Adviser for the Fiscal Year Ended June 30,			Fees Waived by the Adviser for the Fiscal Year Ended June30,			Fees Reimbursed by the Adviser for the Fiscal Year Ended June 30,
2022	2023	2024	2022	2023	2024	2022	2023	2024
$272,226.00	$229,883.00	$188,459.00	$116,000.00	$0.00	$0.00	$0.00	$0.00	$0.00

Information Regarding the Portfolio Managers

The following tables set forth information about the funds and accounts other than the Total Return Fund for which the individuals named as portfolio managers in the Fund’s Prospectus (the “Portfolio Managers”) are primarily responsible for the day-to-day portfolio management as of March 31, 2025.

Angel Rivera, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$985,786,742	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	14	0
	$415,404,223	$0

Antonio Rondán, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	0	0
Companies	$0	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	9	0
	$29,192,097	$0

Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$985,786,742	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	4	0
	$286,009,671	$0

Hamada Smaili, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$985,786,742	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	6	0
	$310,161,841	$0

The following tables set forth information about the funds and accounts other than the High Grade Fund for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2025.

Angel Rivera, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$991,201,766	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	14	0
	$415,404,223	$0

Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$991,201,766	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	4	0
	$286,009,671	$0

Hamada Smaili, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$991,201,766	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	6	0
	$310,161,841	$0

The following tables set forth information about the funds and accounts other than the Income Plus Fund for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2025.

Angel Rivera, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$1,022,495,003	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	14	0
	$415,404,223	$0

Cristina Cañellas, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$1,022,495,003	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	4	0
	$286,009,671	$0

Hamada Smaili, CFA

Types of Accounts	Number of Other Accounts Managed and Total Assets in Accounts Managed	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment	3	0
Companies	$1,022,495,003	$0
Other Pooled Investment	0	0
Vehicles	0	$0
Other Accounts	6	0
	$310,161,841	$0

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Managers’ compensation as of March 31, 2025 with respect to each Fund.

Portfolio Managers are compensated  with a competitive base salary, benefits and an incentive bonus based on performance. The incentive pay is based on objective relative performance, specific portfolio results are compared to specific benchmark parameters. Benchmarks are selected depending on mandated requirements and asset class.

Portfolio Manager Beneficial Holdings

The following tables set forth the dollar range of securities beneficially owned by each portfolio manager in the applicable Fund as of March 31, 2025:

Total Return Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Total Return Fund
Angel Rivera Garcia, CFA	None
Antonio Rondán, CFA	None
Cristina Cañellas, CFA	None
Hamada Smaili, CFA	None

High Grade Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the High Grade Fund
Angel Rivera Garcia, CFA	None
Cristina Cañellas, CFA	None
Hamada Smaili, CFA	None

Income Plus Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Income Plus Fund
Angel Rivera Garcia, CFA	None
Cristina Cañellas, CFA	None
Hamada Smaili, CFA	None

Portfolio Manager Potential Material Conflicts of Interest

The Portfolio Managers’ management of the Fund and other accounts could result in conflicts of interest if the Funds and other accounts have different objectives, benchmarks and fees. In addition, the Portfolio Managers allocate their time and investment expertise across multiple accounts, including the Funds. The Adviser manages such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account or portfolio, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Adviser employs allocation methods intended to provide fair and equitable treatment to all accounts over time. The Adviser may execute orders for the same security for both the Fund and other accounts. With respect to such orders, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution for the transaction. The Adviser may aggregate trades of several accounts to obtain more favorable execution and lower brokerage commissions.

Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Portfolio Managers. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. In such event, such transactions will be allocated among the clients of the Adviser in a manner believed by the Adviser to be equitable to each client. The investment results for a Fund may differ from the results achieved by other clients of the Adviser and its affiliates and results among clients may differ. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund. The Adviser will not determine allocations based on whether it receives a performance-based fee from a particular client.

In some cases, a conflict may also arise where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

Administration Agreement

ALPS Fund Services, Inc. (in its capacity as administrator of each Fund, the “Administrator”) manages the day to day operations of each Fund pursuant to an Administration Agreement.

Pursuant to the Administration Agreement for each Fund, the Administrator furnishes each Fund with bookkeeping, accounting and administrative services. It provides a variety of administrative and shareholder services directly or through agents. These administrative services include, among other things, providing facilities and personnel to the Fund in the performance of certain services, including the determination of the market value of the Fund’s assets, as applicable, and of the net asset value per share of each class of Shares of the Fund, maintaining and preserving the books and records of the Fund, assisting in the preparation and filing of the Fund’s income tax returns, payment of the Fund’s expenses, assisting in the preparation and coordination of printing and dissemination of reports and other communications to shareholders and providing local regulatory compliance services. The Administrator is also charged with providing the Fund with information as reasonably requested thereby to prepare any reports and filings required under applicable federal law.

The Administration Agreement for each Fund provides that the fees paid to SS&C ALPS, the Administrator, shall be the greater of (i) an annual complex minimum fee or (ii) the results of an application of a basis point fee schedule on the Funds total assets, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding) (the “Average Daily Fund Assets”). As of March 31, 2025, the Funds are paying SS&C ALPS based on the annual complex minimum fee of $220,184, which is subject to an annual inflation adjustment and is distributed by the Funds pro rata based on their Average Daily Fund Total Assets. All fees are calculated daily and billed monthly by SS&C ALPS.

The following tables show the fees paid by each Fund to the Administrator under each Fund’s Administration Agreement and the amounts waived and/or reimbursed by the Administrator with respect to each Fund for the periods indicated:

Total Return Fund

Fees Paid to the Administrator for the Fiscal Year Ended March 31,			Fees Waived by the Administrator for the Fiscal Year Ended March 31,			Fees Reimbursed by the Administrator Fiscal Year Ended March 31,
2023	2024	2025	2023	2024	2025	2023	2024	2025
$79,866.00	$97,146.00	$109,424	0.00	$0.00	$0.00	$0.00	$0.00	$0.00

High-Grade Fund

Fees Paid to the Administrator for the Fiscal Year Ended June 30,			Fees Waived by the Administrator for the Fiscal Year Ended June 30,			Fees Reimbursed by the Administrator for the Fiscal Year Ended June 30,
2022	2023	2024	2022	2023	2024	2022	2023	2024
$112,929.00	$129,515.00	$123,973.00	$0.00	$0.00	$36,009.00	$0.00	$0.00	$0.00

Income Plus Fund

Fees Paid to the Administrator for the Fiscal Year Ended June 30,			Fees Waived by the Administrator for the Fiscal Year Ended June 30,			Fees Reimbursed by the Administrator for the Fiscal Year Ended June 30,
2022	2023	2024	2022	2023	2024	2022	2023	2024
$56,162.00	$68,255.00	$68,023.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Auditing Services

Ernst & Young LLP, with offices located at Parque las Americas 1, 235 Calle Federico Costa, Suite 410, San Juan, Puerto Rico, was the Funds’ independent registered public accountants beginning in the fiscal years ending March 31, 2024 and March 31, 2025 (with respect to the Popular Total Return Fund, Inc.) and June 30, 2024 and June 30, 2025 (with respect to the Popular High Grade Fixed-Income Fund, Inc. and the Popular Income Plus Fund, Inc.). Ernst & Young LLP is referred to below as the "Auditor" for the applicable periods in which each served as the Funds' independent registered public accountants.

The tables below show the amounts paid by each Fund to the Auditor for auditing services for the periods indicated:

	Fees Paid to the Auditor For the Fiscal Year Ended March 31,
	2025	2024	2023
Total Return Fund	$52,581	$51,550.00	$53,667.00

	Fees Paid to the Auditor For the Fiscal Year Ended June 30,
	2024	2023	2022
High Grade Fixed-Income Fund	$55,500.00	$76,960.00	$76,376.00
Income Plus Fund	$54,500.00	$76,960.00	$76,376.00

Custodian

The Funds’ securities and cash will be held under a Global Custody Agreement with JP Morgan Chase Bank, N.A., (when acting in such capacity, the “Custodian”). The Custodian is authorized under the Custodian Agreement to appoint sub-custodians or other agents and to delegate to such sub-custodians or other agents any of its obligations under the Custodian Agreement. The Custodian will not receive a separate fee or additional compensation for acting as custodian of the Funds, but will be reimbursed for the out-of-pocket expenses it incurs in providing custodial services to the Funds.

Transfer Agent and Dividend Disbursing Agent

Pursuant to the terms of a Services Agreement (the “Transfer Agent Agreement”), ALPS Fund Services, Inc., in its capacity as transfer agent for the Funds (the “Transfer Agent”), is responsible for maintaining a register of the Shares of the Funds for shareholders of record, the opening and maintenance of shareholder accounts and the processing of dividend and distribution payments from the Funds. Share certificates are not issued, unless specifically requested by shareholders. The Transfer Agent will maintain a share account for each master account and any other shareholder of record. Confirmations of each purchase or redemption and of reinvested dividend payments are sent to master account holders and any other shareholders of record each month. The Transfer Agent is authorized under the Transfer Agent Agreement to appoint sub-transfer agents or other agents and to delegate to any of such agents its obligations under the Transfer Agent Agreement. The Transfer Agent will not receive a separate fee or additional compensation for acting as transfer agent of the Funds, but will be reimbursed for the out-of-pocket expenses it incurs in providing transfer agency services to the Funds.

Distributor

The Distributor acts as distributor of the Shares under a distribution agreement with each Fund (“Distribution Agreement”) which requires the Distributor to use its best efforts, consistent with its other business, in selling Shares. Shares are continuously offered.

Each Fund has agreed to pay a distribution fee to the Distributor pursuant to a Common Stock Distribution Plan adopted by each Fund.

Under its Distribution Plan, Total Return Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% for the Class A Shares and 1.00% for the Class C Shares, of the average daily net assets of each of such classes, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

Under its Distribution Plan, High Grade Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Class A Shares, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

Under its Distribution Plan, Income Plus Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of Class A Shares and 1.00% for the Class C Shares, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

Under its Distribution Plan, a Distributor may spend such amounts and incur such expenses as it deems appropriate or necessary on any activities or expenses primarily intended to result in or relate to the sale of Fund Shares (distribution activities) or for the servicing and maintenance of shareholder accounts of each Fund (service activities).

Distribution and service activities, respectively, include but are not limited to: (i) any sales, marketing and other activities primarily intended to result in the sale of Fund Shares and (ii) providing services to holders of Fund Shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to a Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engage in or support the distribution of Fund Shares, or who provide shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund Shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser, or others in connection with the offering of Fund Shares for sale to the public.

The Distributor is a wholly owned subsidiary of Popular, Inc., the parent company of the Adviser. See “Potential Conflicts of Interest” in each Fund’s Prospectus.

Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by each Fund, including the amounts paid to affiliates of the Adviser (“Affiliates”) for the periods stated.

Total Return Fund

	Investor A Shares
For the Fiscal Year Ended March 31,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2023	$2,101.00	$2,101.00	$0.00	$0.00
2024	$4,329.00	$4,329.00	$0.00	$0.00
2025	$10,246	$10,246	$0.00	$0.00

	Investor C Shares
For the Fiscal Year Ended March 31,	CDSCs Received by the Distributor	CDSCs Paid to Affiliates
2023	$0.00	$0.00
2024	$0.00	$0.00
2025	$0.00	$0.00

High Grade Fund

	Investor A Shares
For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2022	$0.00	$0.00	$0.00	$0.00
2023	$0.00	$0.00	$0.00	$0.00
2024	$0.00	$0.00	$0.00	$0.00

Income Plus Fund

	Investor A Shares
For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2022	$0.00	$0.00	$0.00	$0.00
2023	$0.00	$0.00	$0.00	$0.00
2024	$0.00	$0.00	$0.00	$0.00

	Investor C Shares
For the Fiscal Year Ended June 30,	CDSCs Received by the Distributor	CDSCs Paid to Affiliates
2022	$0.00	$0.00
2023	$0.00	$0.00
2024	$0.00	$0.00

The table below provides information about the 12b-1 fees paid to the Distributor by the Total Return Fund under such Fund’s 12b-1 plan for the fiscal year ended March 31, 2025. A portion of the fees collected by the Distributor were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution-related activities and services for Investor C.

Class Name	Paid to the Distributor by the Total Return Fund
Investor A Shares	$172,274
Investor C Shares	$23,106

The table below provides information about the 12b-1 fees paid to the Distributor by the High Grade Fund and the Income Plus Fund under each Fund’s 12b-1 plan for the fiscal year ended June 30, 2024. A portion of the fees collected by the Distributor were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution-related activities and services for Investor C.

Class Name	Paid to the Distributor by the High Grade Fund	Paid to the Distributor by the Income Plus Fund
Investor A Shares	$125,449	$33,821
Investor C Shares	$0.00	$123,879

The following table sets forth commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund’s most recent fiscal year:

Total Return Fund

Name of the Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation [3]
Popular Securities LLC 209 Muñoz Rivera Avenue San Juan, Puerto Rico 00918	$0.00	$0.00	$2,694	$0.00

High Grade Fund

Name of the Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation [3]
Popular Securities LLC 209 Muñoz Rivera Avenue San Juan, Puerto Rico 00918	$0.00	$0.00	$6.00	$55,394.00

Income Plus Fund

Name of the Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation [3]
Popular Securities LLC 209 Muñoz Rivera Avenue San Juan, Puerto Rico 00918	$0.00	$0.00	$10.00	$66,007.00

[3]	Other compensation was paid for distribution and client services.

Pricing of Shares

Computation of Offering Price Per Share

When you buy shares, you pay the net asset value plus any applicable sales charge. When you sell shares, you receive the net asset value minus any applicable sales charge. The calculation of exchange privileges is discussed further in the Prospectuses.

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. The value of investments is determined daily by ALPS Fund Services, Inc. (the “Administrator”) after the close of trading on the NYSE on each business day. Valuation of investments held by the Funds is discussed in the Prospectuses.

An illustration of the computation of the public offering price of the Class A Shares of the Total Return Fund based on the value of the Fund’s Class A Shares’ net assets and the number of Class A Shares outstanding on March 31, 2025, is set forth below.

Computation of Offering Price Per Share:	Total Return Fund
Net Assets	$64,262,099
Number of Shares Outstanding	2,279,939
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$28.19
Sales Charge (3.50% of offering price; 3.63% of net asset value per share)	$0.00
Offering Price	$28.19

An illustration of the computation of the public offering price of the Class A Shares of the High Grade Fund based on the value of the Fund’s Class A Shares’ net assets and the number of Class A Shares outstanding on June 30, 2024, is set forth below.

Computation of Offering Price Per Share:	High Grade Fund
Net Assets	$46,697,543
Number of Shares Outstanding	9,707,712
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$4.81
Sales Charge (2.50% of offering price; 2.56% of net asset value per share)	$0.123136
Offering Price	$5.20

An illustration of the computation of the public offering price of the Class C Shares of the Income Plus Fund based on the value of the Fund's Class C Shares' net assets and the number of Class C Shares outstanding on June 30, 2024, is set forth below.

Computation of Offering Price Per Share:	Income Plus Fund
Net Assets	$10,732,174
Number of Shares Outstanding	3,251,349
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$3.30
Sales Charge (2.50% of offering price; 2.56% of net asset value per share)	$0.08448
Offering Price	$3.60

The offering price for each Fund’s other share classes is equal to the share class’s net asset value computed as set forth above for Class A and Class C Shares, respectively. Though not subject to a sales charge, certain share classes may be subject to a CDSC on redemption.

For more information about the valuation of the Funds’ Shares, see “Valuation of Shares” in each Fund’s Prospectus.

Portfolio Transactions and Brokerage

Total Return Fund

Although the Fund seeks to invest for the long term, the Adviser retains the right to sell securities regardless of how long they have been held. Under certain conditions, such as short-term transactions for liquidity needs, securities having reached a specific price or return, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision, the Fund may experience a higher portfolio turnover due to its investment strategies. In addition, higher portfolio turnover rates may result in corresponding increase in brokerage commissions for the Fund. While the Fund does not intend to engage in short-term trading, it will not consider portfolio turnover rate a limiting factor in investing according to its objectives and policies. A turnover rate of 100% would occur, for example, if securities valued at 100% of its total net assets are sold and replaced within one year.

The Adviser arranges for the purchase and sale of the Fund’s securities and selects broker-dealers (including Popular Securities, Inc. (“Popular Securities”), a broker-dealer affiliated with the Adviser), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Adviser may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliated broker-dealers such as Popular Securities, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration and subject to procedures adopted by the Board, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis. The Fund may also deal with Popular Securities in any transaction in which it acts as principal. Securities transactions involving Popular Securities or another broker-dealer affiliated with the Adviser, whether on an agency or principal basis, will be subject to procedures adopted by the Board, which procedures include the review of such transactions by the Board, including the independent directors thereof.

High Grade Fund

Subject to policies established by the Board of Directors of the Fund, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and (ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates as discussed below, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Fund also may purchase tax-exempt securities in individually negotiated transactions with issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.

Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances after the Fund’s portfolio is invested in accordance with its investment objective, should be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the daily average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. Early redemptions or prepayments on securities held by the Fund are also excluded from the calculation of the portfolio turnover rate.

Income Plus Fund

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and (ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the investment adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates as discussed below, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Fund also may purchase tax-exempt securities in individually negotiated transactions with issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.

Brokerage Commissions

Information about the brokerage commissions paid by each Fund to Popular Securities, an affiliate of the Adviser, for the last three fiscal years is set forth in the following tables:

	Aggregate Brokerage Commissions Paid for the Fiscal Year Ended March 31,			Commissions Paid to Affiliates for the Fiscal Year Ended March 31,
	2023	2024	2025	2023	2024	2025
Total Return Fund	$2,101	$2,229	$2,694	$0	$0	$0

	Aggregate Brokerage Commissions Paid for the Fiscal Year Ended June 30,			Commissions Paid to Affiliates for the Fiscal Year Ended June 30,
	2022	2023	2024	2022	2023	2024
High Grade Fund	$0	$0	$0	$0	$0	$0
Income Plus Fund	$1,532	$0	$0	$0	$0	$0

With respect to each Fund, during the most recent fiscal year, Popular Securities received 0% of the aggregate brokerage commissions paid by the Fund.

The following table shows the dollar amount of brokerage commissions paid by each Fund to brokers for providing Section 28(e) research/brokerage services under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the approximate dollar amount of the transactions involved for the stated periods. The provision of Section 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.

Fund	Amount of Commissions Paid to Brokers For Providing 28(e) Eligible Services	Amount of Brokerage Transactions Involved
Total Return Fund[4]	$0	$0
High Grade Fund[5]	$0	$0
Income Plus Fund[5]	$0	$0

[4]	Amounts provided for the fiscal year ended March 31, 2025.
[5]	Amounts provided for the fiscal year ended June 30, 2024.

As of March 31, 2025, Total Return Fund held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) whose securities were purchased during the fiscal year ended March 31, 2025.

As of June 30, 2024, neither High Grade Fund nor Income Plus Fund held any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) whose securities were purchased during the fiscal year ended June 30, 2024.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Capital Stock

Each fund offers the following shares:

Popular Total Return Fund, Inc.	Class A, Class C, Class I Institutional
Popular Income Plus Fund, Inc.	Class A, Class C, Class I Institutional
Popular High Grade Fixed-Income Fund, Inc.	Class A, Class I Institutional

A discussion of the provisions and characteristics of each Class, including the conversion rights of each class, are available in the Prospectus of each Fund.

Taxation

The following discussion summarizes the material Puerto Rico and United States (“U.S.”) federal tax considerations that may be relevant to prospective investors in the Fund. This section is not to be construed as a substitute for careful tax planning. Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situations, including the application and effect of other tax laws and any possible changes in the tax law after the date of this prospectus.

The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”); Administrative Determination Number 19-04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19-04”); the Municipal Code and Act 93-2013. The tax discussion assumes that (i) the Fund will meet the requirements of PR Code Section 1112.01 and the 1940 Act, (ii) all individual investors are US citizens, and (ii) no investor will be subject to special rules of taxation, such as partnerships or entities that are treated as conduit entities for Puerto Rico income tax purposes, “special partnerships,” “subchapter E corporations” (corporations of individuals), life insurance companies, registered investment companies, tax exempt organizations, estates and trusts.

The Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) is based on the relevant provisions of the PR Code as construed by the Secretary in AD19-04. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors discussed herein is applicable to investment companies registered under Act 93-2013 or its predecessor, Act Number 6 of October 19,1954, as amended (“Act 6-1954” and together with Act 93-2013, collectively, the “PR Investment Companies Acts”) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19-04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts, provided that the investment companies are registered with the SEC under the 1940 Act.

The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), all of which are subject to change, which change may be retroactive.

This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens”), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code, provided that the distributions from the Fund are not effectively connected with their U.S trade or business, if any (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that are either not engaged in trade or business in Puerto Rico (“Foreign Corporations”) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations”), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code and Puerto Rican individual retirement accounts described in Section 1081.01(d) of the PR Code (“Qualifying Retirement Trusts” and together with Qualifying Individuals, Qualifying Corporations, and Qualifying Trusts, collectively referred to as “Qualifying Investors”). This summary does not attempt to discuss all tax consequences to Qualifying Investors, Nonresident U.S. Citizens, Foreign Corporations or Resident Foreign Corporations that may be subject to special tax treatment under the PR Code or the Municipal Code (such as partnerships, special partnerships, corporations of individuals or other pass-through entities, and tax-exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).

The statements that follow are based on the existing provisions of such statutes, regulations and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations, and the Resident Foreign Corporations, are not binding on the Puerto Rico Treasury Department, any municipality or agency of Puerto Rico, the IRS, or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund are not subject to municipal license taxes, provided that they are registered under Act 93-2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of AD19-04 should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Regular Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of Shares will be treated as a capital gain for Qualifying Investors who hold the Shares as a capital asset and as a long-term capital gain if the Shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other disposition of the Shares will be subject to a 15% income tax rate; except that, if the alternative basic tax is applicable the rate would be a maximum of 24%. Alternatively, the Qualifying Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the Shares will be subject to an alternative 20% income tax rate.

Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of Shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to Puerto Rico income tax on such gains, if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.

Losses from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.

Regular Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Distributions paid by the Fund from its earnings and profits derived from the sale or exchange of property constitute capital gain dividends (“Capital Gain Dividends”) and are taxable as long-term capital gains to Qualifying Investors regardless of how long the Shares have been held by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15% (subject to the alternate basic tax discussed below), in the case of Qualifying Individuals, and for the alternative 20% income tax rate, in the case of Qualifying Corporations.

Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and a 10% Puerto Rico branch profits tax, if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico.

Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.

A dividend distribution paid by the Fund that is not a Capital Gain Dividend is an “Ordinary Dividend.”

Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Individuals and Qualifying Corporations and Ordinary Dividends and Capital Gain Dividends subject to Puerto Rico income tax distributed to Resident Foreign Corporations, are included in gross income and subject to Puerto Rico income tax as ordinary gross income or capital gain, as the case may be, regardless of whether they are reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan. Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to such investors, to the extent of the investors’ basis in the Shares, and any excess will be treated as a gain from the sale or exchange of the Shares.

By purchasing Shares, Qualifying Investors and Resident Foreign Corporations will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund or its paying agent (including the Distributor or a selected Dealer).

Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts will be subject to a 15% preferential tax to be withheld at source, rather than to the regular tax on ordinary income. Nonresident U.S. Citizens will also be subject to the 15% withholding tax.

Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes.

An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% Puerto Rico tax that will be withheld by the Fund or its paying agent. Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for an 85% dividends received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% preferential tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying Trusts. However, dividends paid to Qualifying Corporations and Resident Foreign Corporations will be subject to the 15% income tax withholding, which amount may be claimed as a credit against the Puerto Rico income taxes due by the Qualifying Corporation and Resident Foreign Corporation.

Alternate Basic Tax. Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax applies with respect to Qualifying Individuals and Nonresident U.S. Citizens that have alternate basic tax net income in excess of $25,000. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income (the 24% top marginal rate applies to alternate basic tax net income in excess of $250,000). The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of Shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of Shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to gift taxes or estate taxes

Municipal License Taxes. Under the Municipal Code, all dividends distributed by the Fund to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in non-financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their Shares.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property or any other income from sources outside the U.S. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (including “territory non-financial foreign entities”), unless certain certification and reporting requirements are satisfied. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends.

Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such U.S. sourced income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non-financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements.

To ensure that the Qualifying Investors that acquire Shares after the date hereof will have the obligation to provide timely the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to provide timely such information or certifications. In addition, any investor that fails to provide timely the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

United States Taxation of Qualifying Investors

Dividends. Under Sections 933 and 937 of the U.S. Code, Puerto Rico bona fide residents will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico and is not effectively connected with a U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual, provided that they are not effectively connected with a U.S. trade or business of such Qualifying Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax and the PFIC rules (discussed below).

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Corporations not organized in the U.S. and not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as corporations not organized in the U.S. under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico entities that are treated as partnerships for U.S. federal income tax purposes.

It must be noted that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from U.S. sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund will be considered from Puerto Rico sources as described above.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Qualifying Investor, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a passive foreign investment company (“PFIC”). Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its Shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over Qualifying Individual and Nonresident U.S. Citizen’s holding period for the Shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying individual and Nonresident U.S. Citizen for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark-to-market treatment with respect to the Shares.

However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rules described above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico and is allocated to a taxable year during which the Qualifying Individual held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.

Qualifying Individuals and Nonresident U.S. Citizens must file an annual report (IRS Form 8621) containing such information as the Secretary of the U.S. Treasury may require (IRS Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.

Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.

Estate and Gift Taxes. The transfer of Shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

United States Taxation of U.S. Investors

Shares are not intended to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a Shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. The Fund does not intend to provide information necessary to make a QEF election within the meaning of Code section 1295 with respect to the Fund.

Proxy Voting Policies

With respect to each Fund, the Board has adopted policies and procedures (the “Proxy Voting Policy”) governing proxy voting by accounts managed by the Adviser, including the Fund.

Copies of the Proxy Voting Policy for the Funds are attached as Appendix A.

Information with respect to how proxies relating to each Fund’s portfolio securities were voted during the most recent 12-month period ended March 31, 2025 and June 30, 2024, respectively, will be available: (i) without charge, upon request, by calling (787) 754-4488 or through the Funds’ website at www.popularfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policies and Procedures

The Boards of the Funds have adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Fund’s portfolio holdings (“Portfolio Holdings”). These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Boards.

In order to protect the Funds from any trading practices or other use by certain parties (a “Third Party”) that could harm the Funds, Portfolio Holdings and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Boards will periodically review the list of entities that have received, other than through public channels, information regarding the Funds’ Portfolio Holdings, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of the current portfolio holding policy.

Only the Adviser’s chief compliance officer or general counsel (or persons designated by the Adviser’s general counsel or chief compliance officer), may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if the Adviser’s chief compliance officer or general counsel, or an officer of a Fund in consultation with the Adviser’s chief compliance officer or general counsel, determines that the disclosure is being made for a legitimate business purpose. Such disclosures must be documented and reported to the Fund’s Board on a quarterly basis. In all cases, Third Parties and service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential information regarding the Fund’s Portfolio Holdings received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Fund nor its service providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of information relating to the Fund’s Portfolio Holdings.

Disclosure of Portfolio Holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to relevant service providers (“Service Providers”). In addition, to the extent permitted under applicable law, the Adviser may regularly distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Funds’ relevant Service Providers and facilitate the review of the Funds by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”), provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, a Fund’s Adviser’s chief compliance officer or general counsel (or persons designated by the adviser’s general counsel or chief compliance officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent auditors, independent registered public accountants or legal counsel.

The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

Full Portfolio Holdings will be made available to the public and Third Parties for the most recent month-end period and only after a 30 calendar day delay from the end of the month. Full portfolio holdings will be provided via Form N-CSR on the close of the fiscal year or half-year and via Form N-PORT each quarter.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

◾	disclosures that are required by law;

◾	disclosures necessary for Service Providers to perform services to the Fund;

◾	disclosure necessary for Rating Agencies to assess applicable fund ratings;

◾	disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;

◾	disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel; and

◾	any portfolio holdings that pre-date portfolio holdings that have been publicly disclosed (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

Financial Statements

A copy of Total Return Fund’s N-CSR filing for the fiscal year ended March 31, 2025 may be obtained at no charge by calling (787) 754-4488 between 8:00 a.m. and 5:00 p.m. Atlantic standard time on any business day. The Total Return Fund’s audited financial statements and the independent auditor’s report for the period ended March 31, 2025 are incorporated into this SAI by reference (Total Return – SEC Accession No. 0001398344-25-011433).

A copy of each of High Grade Fund’s and Income Plus Fund’s N-CSR filing for the fiscal year ended June 30, 2024, may be obtained at no charge by calling (787) 754-4488 between 8:00 a.m. and 5:00 p.m. Atlantic Standard Time on any business day. High Grade Fund’s and Income Plus Fund’s audited financial statements and the independent auditor’s reports for the period ended June 30, 2024 are incorporated into this SAI by reference (High Grade – SEC Accession No. 0001398344-24-017555 and Income Plus – SEC Accession No. 0001398344-24-018915).

Additional Information

Counsel. Pietrantoni Mendez & Alvarez LLC, located at Popular Center, 19th Floor, 208 Ponce de León, San Juan, 00918, Puerto Rico, serves as Puerto Rico counsel to the Funds.

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199 serves as U.S. counsel to the Funds.

Shareholder Communication to the Board of Directors. The Boards have established a process for shareholders to communicate with the Boards. Shareholders may contact the Boards by mail. Correspondence should be addressed to the Secretary of the Board at Popular Center, 19th Floor, 208 Ponce de Leon Avenue, San Juan, Puerto Rico 00918. Shareholder communication to the Board of Directors should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board of Directors.

Codes of Ethics. Each Fund, the Advisor and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of each Fund, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Appendix A

POPULAR FAMILY OF FUNDS

POPULAR HIGH GRADE FIXED-INCOME FUND, INC.

POPULAR TOTAL RETURN FUND, INC.

POPULAR INCOME PLUS FUND, INC.

Proxy Voting Policies and Procedures

Popular Family of Funds (the “Fund”) has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, each Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

1.	General

The Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2.	Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

a)	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

b)	to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

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The Board, including a majority of the independent managers of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

3.	Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Approved: May 19th, 2021

Updated: February 22, 2024

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Appendix B

Intermediary-Defined Sales Charge Waiver Policies

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus:

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by a 529 Plan (does not include 529 Plan units or 529- specific share classes or equivalents)

●	Shares purchased through a Merrill Lynch affiliated investment advisory program

●	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

●	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

●	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

●	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A Shares available at Merrill Lynch

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●	Death or disability of the Shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

●	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

●	Shares acquired through a right of reinstatement

●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A Shares and Class C Shares only)

●	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

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GLOSSARY OF MUTUAL FUND TERMS

Bond - Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

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Distributor - Usually the principal underwriter who sells the mutual fund’s capital shares by acting as an agent (intermediary between the fund and an independent dealer or the public) or as a principal, buying capital shares from the fund at net asset value and selling shares through dealers or to the public.

Dividend - A per share distribution of the income earned from the fund’s portfolio holdings. When a dividend distribution is made, the fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Investment Adviser - An investment professional who is responsible for managing a portfolio’s assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

Long-Term - An investment with a maturity greater than one year.

Mutual Fund - A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

NASDAQ - An electronic quotation system for over-the-counter securities sponsored by the National Association of Securities Dealers (NASD), which, for securities traded on the NASD National Market System, reports prices and shares or units of securities trades in addition to other market information.

Net Asset Value (NAV) Per Share - The NAV per share is determined by subtracting a fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

Offering Price - The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Over-the-counter - A market for securities of companies not listed on a stock exchange and traded mainly by electronic communications such as NASDAQ or by phone between brokers and dealers who act as principal exchange. The over-the-counter market is the principal market for U.S. government bonds and municipal securities.

Realized Gain (Loss) - The profit (loss) from the sale of securities. Realized gains are paid to fund shareholders on a per share basis. When a gain distribution is made, the fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Repurchase Agreements - Transactions in which the Fund sells securities to a bank or dealer, and agrees to repurchase them at a mutually agreed date and price.

Total Investment Return - The change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio - The turnover ratio represents the fund’s level of trading activity. A fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the fund’s average monthly assets.

Yield - The annualized rate of income as measured against the current net asset value of fund shares.

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